                    AMENDMENT TO FUND PARTICIPATION AGREEMENT


     The Lincoln National Life Insurance Company, Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. hereby amend their Fund Participation Agreement dated as of May 22, 1998, and as amended on May 1, 1999, October 15, 1999 and December 1, 1999 ("Agreement"), by:

     1. Replacing Schedule A-C of the Agreement with amended Schedule A-C, attached;

     2. Replacing Schedule D of the Agreement with amended Schedule D, attached.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to Fund Participation Agreement, to be effective as of April 30, 2000.



Lincoln National Life Insurance Company       Templeton Variable Products Series Fund
---------------------------------------       ---------------------------------------
By its authorized officer                     By its authorized officer

By:_______________________________            By:_______________________________
Name: Steve  M. Kluever                       Name: Karen L. Skidmore
Title: 2nd Vice President                     Title: Assistant Vice President and
                                                     Assistant Secretary

                                              Franklin Templeton Variable Insurance Products Trust
                                              ----------------------------------------------------
                                              By its authorized officer

                                              By:_______________________________
                                              Name: Karen L. Skidmore
                                              Title: Assistant Vice President and
                                                     Assistant Secretary

                                              Franklin Templeton Distributors, Inc.
                                              -------------------------------------
                                              By its authorized officer

                                              By:_______________________________
                                              Name: Phillip J. Kearns
                                              Title: Vice President

                                  SCHEDULE A-C


           CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY
           -----------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                        CONTRACT 1                       CONTRACT 2                      CONTRACT 3
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT               SVUL I                           VUL I                           Lincoln VUL
 NAME AND TYPE
--------------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)               Yes                              Yes                             Yes
--------------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION               811-08579                        811-08557                       811-08557
NUMBER - 1940 ACT
--------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE                 LN650LL                          LN605LL                         LN660
FORM NUMBERS                                                    LN615
--------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT               Lincoln Life Flexible Premium    Lincoln Life Flexible Premium   Lincoln Life Flexible Premium
NAME/DATE                      Variable Life Account R          Variable Life Account M         Variable Life Account M
ESTABLISHED
--------------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION               333-43107                        333-42479                       333-42479
NUMBER - 1933 ACT
--------------------------------------------------------------------------------------------------------------------------------
TRUST: TEMPLETON               TVP - Templeton Asset            TVP - Templeton Asset           TVP - Templeton
VARIABLE PRODUCTS              Allocation Fund - Class 1        Allocation Fund - Class 1       International Fund - Class
SERIES FUND                    Templeton Investment             Templeton Investment            2 - Templeton Investment
("TVP"), FRANKLIN              Counsel, Inc.                    Counsel, Inc.                   Counsel, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS             TVP - Templeton                  TVP - Templeton                 TVP - Templeton Stock
TRUST (VIP) -                  International Fund - Class       International Fund - Class      Fund - Class 2 - Templeton
PORTFOLIOS AND                 1 - Templeton Investment         1- Templeton Investment         Investment Counsel, Inc.
CLASSES - ADVISER              Counsel, Inc.                    Counsel, Inc.

                               TVP - Templeton Stock            TVP - Templeton Stock
                               Fund - Class 1 - Templeton       Fund - Class 1
                               Investment Counsel, Inc.         Templeton Investment
                                                                Counsel, Inc.
--------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE A-C


           CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY
           -----------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                        CONTRACT 4                       CONTRACT 5                      CONTRACT 6
--------------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT               CVUL                             Lincoln SVUL                    Lincoln VUL(DB)
 NAME AND TYPE                 CVUL Series III

--------------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)               Yes                              Yes                             Yes
--------------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION               811-09241                        811-08579                       811-08557
NUMBER - 1940 ACT
--------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE                 LN920                            LN650                           LN680
FORM NUMBERS                   LN921
                               LN925/926
--------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT               Lincoln Life Flexible            Lincoln Life Flexible           Lincoln Life Flexible Premium
NAME/DATE                      Premium Variable Life            Premium Variable Life           Variable Life
ESTABLISHED                    Account S                        Account R                       Account M
--------------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION               333-72875                        333-43107                       333-82663
NUMBER - 1933 ACT
--------------------------------------------------------------------------------------------------------------------------------
TRUST: TEMPLETON               TVP - Templeton Asset            TVP - Templeton                 TVP - Templeton
VARIABLE PRODUCTS              Allocation Fund - Class 2 -      International Fund - Class      International Fund - Class
SERIES FUND                    Templeton Investment             2  - Templeton Investment       2 - Templeton Investment
("TVP"), FRANKLIN              Counsel, Inc.                    Counsel, Inc.                   Counsel, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS             TVP - Templeton                  TVP - Templeton Stock           TVP - Templeton Stock
TRUST (VIP) -                  International Fund - Class       Fund - Class 2 -                Fund - Class 2 - Templeton
PORTFOLIOS AND                 2 - Templeton Investment         Templeton Investment            Investment Counsel, Inc.
CLASSES - ADVISER              Counsel, Inc.                    Counsel, Inc.

                               TVP - Templeton Stock
                               Fund - Class 2 -
                               Templeton Investment
                               Counsel, Inc.

                               VIP - Franklin Small Cap
                               Fund - Class 2 - Franklin
                               Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE A-C


           CONTRACTS ISSUED BY LINCOLN NATIONAL LIFE INSURANCE COMPANY
           -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          CONTRACT 7                       CONTRACT 8                       CONTRACT 9
----------------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT               Delaware Lincoln Choice Plus
 NAME AND TYPE                 Variable Annuity
----------------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)               Yes
----------------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION               811-08517
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE FORM            AN425LL
NUMBERS
----------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT               Lincoln Life Variable Annuity
NAME/DATE                      Account N
ESTABLISHED
----------------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION               333-40937
NUMBER - 1933 ACT
----------------------------------------------------------------------------------------------------------------------------------
TRUST: TEMPLETON               TVP - Templeton
VARIABLE PRODUCTS              International Fund - Class 2
SERIES FUND                    - Templeton Investment
("TVP"), FRANKLIN              Counsel, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS             VIP - Mutual Shares
TRUST (VIP) -                  Securities Fund - Class 2 -
PORTFOLIOS AND                 Franklin Mutual Advisers,
CLASSES - ADVISER              LLC

                               VIP - Templeton Global
                               Growth Fund - Class 2 -
                               Templeton Investment
                               Counsel, Inc.

                               VIP  - Franklin Small Cap
                               Fund - Class 2 - Franklin
                               Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE D
                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS
                 ----------------------------------------------

AIM V.I. Diversified Income Fund                               Fidelity VIP Equity-Income Portfolio (Initial Class)
AIM V.I. Capital Appreciation                                  Fidelity VIP Growth (Intial & Service Class)
AIM V.I. Growth Fund                                           Fidelity VIP High Income (Service Class)
AIM V.I. Value Fund                                            Fidelity VIP Overseas (Intial & Service Class)
AIM V.I. International Fund                                    Fidelity VIP II Asset Manager Portfolio (Initial & Service Class)
                                                               Fidelity VIP II Contrafund (Service Class)
                                                               Fidelity VIP II Investment Grade Bond Portfolio (Intial Class)
                                                               Fidelity VIP III Growth Opportunities (Initial & Service Class)

Alliance Capital Premier Growth                                Janus Aspen Series Aggressive Growth
Alliance Capital Growth & Income                               Janus Aspen Series Balanced
Alliance Capital Growth                                        Janus Aspen Series Worldwide
Alliance Capital Technology                                    Janus Aspen Flexible Income
                                                               Janus Aspen Global Technology

American Century V.P. International                            Liberty Variable Investment Trust
American Century V.P. Income and Growth                                Newport Tiger Fund

American Variable Insurance Series                             Lincoln National Money Market Fund
       1)  Global Small Capitalization Fund - Class 2          Lincoln National Bond Fund
       2)  Growth Fund - Class 2                               Lincoln National Capital Appreciation Fund
       3)  Growth-Income Fund - Class 2                        Lincoln National Equity-Income Fund
       4)  International - Class 2                             Lincoln National Social Awareness Fund
       5)  Global Growth - Class 2                             Lincoln National Global Asset Allocation Fund
       6)  U.S. Government Bond - Class 2
       7)  Bond - Class 2
       8)  High Yield Bond - Class 2

AMT Partners Portfolio
AMT Mid-cap Growth Portfolio                                   MFS Emerging Growth Series
                                                               MFS Total Return Series
Baron Capital Asset Fund (Insurance Shares)                    MFS Utilities Series
                                                               MFS Capital Opportunities Series
                                                               MFS Research Series
BT EAFE Equity Index Fund
BT Equity 500 Index Fund                                       OpCap Global Equity Portfolio
BT Small Cap Index Fund                                        OpCap Managed Portfolio
                                                               Oppenheimer Main Street Growth and Income Fund
Delaware Emerging Markets Series
Delaware Devon Series
Delaware High Yield Series
Delaware Growth & Income
Delaware International Equity Series
Delaware REIT Series
Delaware Select Growth
Delaware Small Cap Value Series
Delaware Social Awareness Series
Delaware Trend Series